Income Tax	12 Months Ended
Dec. 31, 2021
D-Wave Systems Inc. [Member]
Income Tax
10.	Income taxes
Income tax expense
The following table presents domestic and foreign components of loss before income taxes for the years ended December 31, 2021, and 2020 (in thousands):

	Years ended December 31,
	2021	2020
Domestic	$(27,205)	$(7,784)
International	(4,340)	(2,235)

Net loss before income taxes	$(31,545)	$(10,019)

Significant components of the Company’s deferred income tax assets and liabilities as of December 31, 2021, and 2020 are as follows:

	Years ended December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$59,916	$54,018
Research and development credit carryforwards	13,675	12,003
Scientific research and experimental development deductions	23,071	20,137
Depreciation and amortization	5,634	5,256
Convertible notes	(4)	1,156
Deferred revenue	165	401
Other accruals and reserves	730	440

Total deferred tax assets	103,187	93,411
Valuation Allowance	(97,143)	(89,139)

Total deferred tax assets, net	$6,044	$4,272
Deferred tax liabilities:
Marketable securities	(315)	—
Loans payable	(5,729)	(4,272)

Total deferred tax liabilities	(6,044)	(4,272)

Net deferred tax assets	$—	$—

The effective tax rate differs from the statutory rate, primarily due to the Company’s history of incurring losses, which have not been utilized, the foreign rate differential related to subsidiary earnings, and other permanent differences.

A summary reconciliation of the effective tax rate calculated at the combined Canadian federal and provincial statutory corporate tax rate is as follows:

	Years ended December 31,
	2021	2020
Federal and provincial statutory tax rate	27%	27%
Foreign losses taxed at different rates	0%	1%
Research and development credits	0%	(3)%
Permanent differences	(2)%	18%
Other	1%	7%
Change in valuation allowance	(26)%	(50)%

Effective tax rate	0%	0%

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and the amount of which are uncertain.
As of December 31, 2021, the Company maintained a valuation allowance with respect to its subsidiaries’ net operating losses that it believes is more likely than not that the deferred tax asset will not be realized. The Company will continue to reassess the valuation allowance annually and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.

As of December 31, 2021, the Company had Canadian tax losses carried forward of approximately $155.7 million that will expire between 2027 and 2041 as well as Scientific Research and Experimental Development expenditures of approximately $100.3 million that can be carried forward indefinitely, which are available to be applied against future taxable income. In addition, the Company has investment tax credits of approximately $13.5 million that will expire between 2023 and 2041 that are available to be applied against future Canadian federal income taxes payable. The Company also has US tax losses carried forward of approximately $43.9 million which may be applied against future taxable income, of which $18.4 million will expire between 2032 and 2037, while $25.5 million can be carried forward indefinitely. Future utilization of US tax losses carried forward is subject to certain limitations under the Internal Revenue Code (IRC), including limitations under IRC section 382. The Company has not performed a full analysis under IRC section 382.